SIXTH AMENDMENT TO CREDIT AGREEMENT


         THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of May 29, 1998, is among JOTAN, INC. ("Holding"), SOUTHLAND CONTAINER PACKAGING CORP. (formerly Southland Holding Company, successor in interest by merger to SHC Acquisition Corp., each of its own subsidiaries and Atlantic Bag & Paper Company and herein the "Borrower"), each of the banks or other lending institutions which are signatories hereto (collectively, the "Banks") and BANQUE PARIBAS, individually as a Bank, and as agent for the Banks (the "Agent").

                                    RECITALS:

         A. Holding, SHC Acquisition Corp., Agent and Banque Paribas, in its individual capacity, entered into that certain Credit Agreement dated as of February 28, 1997 (as amended by that certain letter amendment dated April 30, 1997, that certain Second Amendment to Credit Agreement dated as of June 20, 1997, that certain Third Amendment to Credit Agreement dated as of August 19, 1997, that certain Fourth Amendment dated as of November 6, 1997, and that certain Fifth Amendment dated as of April 14, 1998, as so amended, the "Credit Agreement").

         B. SHC  Acquisition  Corp. has merged with and into  Southland  Holding
Company, with Southland Holding Company surviving and assuming all the obligations of SHC Acquisition Corp. under the Credit Agreement and the Loan Documents (as defined in the Credit Agreement).

         C. Banque Paribas has assigned certain of its rights and interests under the Credit Agreement and the other Loan Documents to the other Banks pursuant to those certain Assignment and Acceptances, each dated April 18, 1997.

         D. Southland Holding Company has changed its name to Southland Container Packaging Corp. and each Obligated Party (as defined in the Credit Agreement) other than Holding has merged with and into Southland Container Packaging Corp. with Southland Container Packaging Corp. as the surviving entity. Southland Container Packaging Corp. is the only Subsidiary (as defined in the Credit Agreement).




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         E. The Borrower and Holding have requested that the Agent and the Banks amend certain provisions of the Credit Agreement. The Banks have agreed to do so subject to and on the terms and conditions of this Amendment and the Credit Agreement, as amended hereby.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                                   Definitions

         Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.

                                    ARTICLE 2

                                   Amendments

         Section 2.1 Amendment of Section 1.1. The definition of "Eligible Accounts" contained in Section 1.1 of the Credit Agreement is hereby amended by deleting clause (xii) and replacing it in its entirety with the following:

                           (xii) during the period from April 14, 1998 through July 31, 1998, not more than fifty percent (50%) of the aggregate amount of the accounts owed by the account debtor and its Affiliates to Holding and the Subsidiaries on an aggregate basis, are more than sixty (60) days past due; and after July 31, 1998, not more than twenty-five percent (25%) of the aggregate amount of the accounts owed by the account debtor and its Affiliates to Holding and the Subsidiaries on an aggregate basis, are more than sixty (60) days past due.

         Section 2.2 Amendment of Section 6.6. Section 6.6 of the Credit Agreement is hereby amended by inserting after the words "Libor Accounts" in the first sentence thereof the phrase "and the Interest Deferral Notes".




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         Section 2.3  Amendment of Section 11.15.

                  (a) Section 11.15 of the Credit Agreement is hereby amended by deleting Schedule 11.15(b) and replacing it in its entirety with the Schedule which is annexed hereto as Exhibit A.

                  (b)  Section  11.15  is  further   amended  by  adding  a  new
subsection (f) at the end thereof, as follows:

                  (f) Other Accounts. Borrower and Holding shall not maintain any bank accounts other than (i) the Concentration Account, (ii) the Local Accounts, (iii) the Operating Account, (iv) the accounts set forth on Schedule 11.15(f) (collectively, the "Petty Cash Accounts"),
         (v) account number 9930041378 located at Bank One, Corsicana, Texas (the "Tax Account"), and (vi) account number 0490005139 located at Bank One, Corsicana, Texas (the "Employee Benefit Plan Account"). The Borrower and Holding covenant and agree that they shall deposit into the Tax Account only the amount necessary from time to time to make payments of sales and use taxes to state and local authorities in Texas, and that the amounts deposited in the Tax Account shall be utilized solely for such tax payments. The Borrower and Holding covenant and agree that they shall deposit into the Employee Benefit Plan Account only the amount necessary from time to time to fund their employees' health and medical claims. If at any time the amount in any Petty Cash Account exceeds $5,000, the Borrower or Holding promptly shall transfer such excess by wire transfer to the following Local
         Account: account number 2090002759859 located at First Union National Bank.

         Section 2.4 Amendment of Section 11.16. Section 11.16 of the Credit Agreement is hereby amended by deleting the date "April 30, 1998" and inserting the date "June 5, 1998" in lieu thereof.

                                    ARTICLE 3

                                   Conditions

         Section 3.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:




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                  (a) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof except to the extent such representations and warranties expressly relate solely to another date;

                  (b) After giving effect to this Amendment, no Default or Event of Default shall exist;

                  (c) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto, shall be reasonably satisfactory to Agent and its legal counsel, Weil, Gotshal & Manges LLP;

                  (d)  Holding  and the  Borrower  shall  have paid all fees and
         expenses  of  Agent  and  the  Banks   incurred  in  the   preparation,
         negotiation and execution of this Amendment; and

                  (e) The Agent shall have received a letter agreement executed by the signatories thereto, substantially in the form of Exhibit B hereto.

                                    ARTICLE 4

             Ratifications, Representations and Warranties, Release

         Section 4.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement. The terms and provisions of the Credit Agreement, as amended and modified by this Amendment, and the terms and provisions of the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Holding, Agent and each Bank agree that the Credit Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Without in any way limiting any of the foregoing, Holding hereby ratifies and confirms all of the terms and provisions of the Holding Guaranty and the Holding Security Agreement, and Borrower hereby ratifies and confirms all of the terms and provisions of the Borrower Security Agreement.




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









         Section 4.2 Representations and Warranties. Borrower and Holding represent and warrant to Agent and each Bank that (i) the execution, delivery and performance of this Amendment and all documents required hereby or related hereto have been authorized by all requisite action on the part of Borrower and Holding and will not violate the articles of incorporation, bylaws or any similar governing document of any such parties, (ii) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof except to the extent those representations and warranties expressly relate solely to another date, and (iii) Borrower and Holding are in full compliance with all covenants, agreements, terms and provisions contained in the Credit Agreement, as amended hereby, and the other Loan Documents.

                  Section 4.3 RELEASE. EACH OF BORROWER AND HOLDING HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE AGENT OR THE BANKS. EACH OF BORROWER AND HOLDING, FOR ITSELF AND ITS SUBSIDIARIES AND EACH OF ITS SUCCESSORS, ASSIGNS, AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS, CONSULTANTS AND ADVISORS OF OR TO ANY OF THE FOREGOING (COLLECTIVELY, THE "RELEASORS") HEREBY ACQUITS, WAIVES, RELEASES AND DISCHARGES THE AGENT, EACH BANK AND EACH OF THEIR RESPECTIVE SUCCESSORS, ASSIGNS, AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS, CONSULTANTS AND ADVISORS OF OR TO ANY OF THE FOREGOING (COLLECTIVELY, THE "RELEASEES"), OF AND FROM ANY AND ALL CLAIMS (INCLUDING, WITHOUT LIMITATION, ANY LIABILITIES, DAMAGES, DEMANDS AND CAUSES OF ACTION TO THE EXTENT ARISING THEREFROM) WHATSOEVER, IN LAW OR IN EQUITY, WHETHER KNOWN OR UNKNOWN, WHICH THE RELEASORS EVER HAD, NOW HAVE, OR HEREINAFTER CAN, SHALL OR MAY HAVE AGAINST ANY RELEASEE BY REASON OF ANY MATTER ARISING OUT OF OR RELATED TO THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS, AND ANY AND ALL OTHER ACTIONS OR OMISSIONS RELATING IN ANY WAY THERETO, IN EACH CASE LIMITED TO THE EXTENT ORIGINATING PRIOR TO THIS AMENDMENT BECOMING EFFECTIVE.





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                                    ARTICLE 5

                                  Miscellaneous

         Section 5.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Bank, or any closing shall affect the representations and warranties or the right of Agent and the Banks to rely upon them.

     Section 5.2 Reference to Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         Section 5.3 Expenses of Agent and Banks. As provided in the Credit Agreement, Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses incurred by Agent and the Banks in connection with the preparation, negotiation, and execution of this Amendment (including attorneys' fees and expenses).

         Section 5.4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 5.5 Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

         Section 5.6 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent, the Banks, Borrower and Holding and their respective successors and assigns, except neither Borrower nor Holding may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks.

         Section 5.7 Counterparts. This Amendment may be executed in one or more counterparts and on telecopy



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counterparts,  each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         Section 5.8 Effect of Waiver. No consent or waiver, express or implied, by Agent or any Bank to or for any breach of or deviation from any covenant, condition or duty by Borrower or Holding shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         Section 5.9 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 5.10 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         Executed as of the date first written above.





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BORROWER and HOLDING:

JOTAN, INC.
SOUTHLAND CONTAINER PACKAGING CORP., formerly Southland Holding Company and successor in interest to SHC Acquisition Corp. and each Obligated Party (other than Holding)



By:      /s/ Edward L. Lipscomb
         ---------------------------------
         Edward L. Lipscomb,
         Vice President and Chief Financial Officer for both
         companies


AGENT:

BANQUE PARIBAS, as Agent and as a Bank


By:
         Name:
         Title:


By:
         Name:
         Title:


BANKS:

BANKBOSTON, N.A.,
formerly The First National Bank of Boston, as
Administrative Agent and as a Bank


By:
         Name:
         Title:





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









ANTARES LEVERAGED CAPITAL CORP


By:
         Name:
         Title:


BHF-BANK AKTIENGESELLSCHAFT


By:
         Name:
         Title:


By:
         Name:
         Title:


CREDITANSTALT CORPORATE FINANCE, INC., successor in interest to CREDITANSTALT AG, formerly known as CREDITANSTALT-BANKVEREIN


By:
         Name:
         Title:


By:
         Name:
         Title:




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










STATE OF GEORGIA         ss.
                         ss.
COUNTY OF CAMDEN         ss.



     This instrument was acknowledged before me on June 2, 1998, by Edward L. Lipscomb, Vice President and Chief Financial Officer of Jotan, Inc., on behalf of said corporation.


                         /s/ Kelley M. Cooke
                        ---------------------------------
                        Notary Public, State of Georgia

                        Commission Expires: April 23, 2001

                        Printed Name:  Kelley M. Cooke





STATE OF GEORGIA         ss.
                         ss.
COUNTY OF                ss.



This instrument was acknowledged before me on June 2, 1998, by Edward L. Lipscomb, Vice President and Chief Financial Officer of Southland Container Packaging Corp., on behalf of said corporation.


                         /s/ Kelley M. Cooke
                        ---------------------------------
                        Notary Public, State of Georgia

                        Commission Expires: April 23, 2001

                        Printed Name:  Kelley M. Cooke




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                                    EXHIBIT A

                             Schedule 11.15(f)


Bank               Account Name                          Account Number

Nations Bank       Southland Container - Orlando         3603327683
Tampa FL

Nations Bank       Southland Container - Atlanta         0109001173
Atlanta GA

Nations Bank       Southland Container - Charlotte       0303765556
Charlotte NC

Nations Bank       Southland Container - Maryland        6063607170
Richmond VA

Fleet Bank         Southland Container - New Jersey      8103181306
Edison NJ

Fleet Bank         Southland Container - Massachusetts   2017342056
Edison NJ

Fleet Bank         Southland Container - New York        2017342056
Edison NJ

Bank of America    Southland Container - Los Angeles     1219806181
Norwalk CA

                                Schedule 11.15(b)



Account Name                 Bank                        Account Number

Jotan Inc.                   First Union National Bank   2090000588080

Jotan/Southland SE           First Union National Bank   2080000715876

Jotan/Southland              First Union National Bank   2090002759859

Jotan/Southland NE           First Union National Bank   2090002759846